UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2013

Taminco Corporation

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(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-35875	45-4031468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Windsor Plaza, Suite 411

7540 Windsor Drive

Allentown, Pennsylvania 18195

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(Address of Principal Executive Offices, including Zip Code)

(610) 366-6730

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(Registrant’s telephone number, including area code)

Not Applicable

__________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 14, 2013, Taminco Corporation issued a press release announcing its results for the first quarter ended March 31, 2013. The following information, including the entirety of the press release appearing in Exhibit 99.1 hereto, is not filed, but is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Press release dated May 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAMINCO CORPORATION
Registrant

Date: May 14, 2013

	By:	/s/ Edward J. Yocum
	Name: Title:	Edward J. Yocum Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated May 14, 2013.